Exhibit 10.31.2

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Amendment”) is entered into as of the 20th day of September, 2010 (the “Effective Date”), by and between MA-100 HIGH STREET, L.L.C., a Delaware limited liability company, with a notice address of c/o Equity Office, 125 Summer Street, 17th Floor, Boston, Massachusetts 02110, Attn: Property Manager (the “Landlord”), and Investment Technology Group, Inc., a Delaware corporation, with a notice address of Attn: General Counsel, 380 Madison Avenue, New York, New York 10017 (the “Tenant”).

Recitals

A.                                   Reference is made to that certain Office Lease Agreement dated as of July 24, 2009, and entered into between Landlord, as landlord, and Tenant, as tenant, with respect to certain premises located in a building known as and numbered 100 High Street, Boston, Massachusetts (the “Building”), as affected by that certain Amendment to Lease dated as of July 22, 2010, by and between Landlord, as landlord, and Tenant, as tenant (as amended, the “Lease”); and

B.                                     Landlord and Tenant desire to amend the Lease as more particularly set forth below.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Landlord and Tenant hereby agree as follows:

Agreements

1.                                       Capitalized Terms. Each capitalized term appearing but not defined herein shall have the meaning, if any, ascribed to such term in the Lease.

2.                                       Recitals. The recitals above set forth are true and complete and are incorporated herein by reference.

3.                                       Amendments. As of the Effective Date, the Lease is hereby amended as follows:

a.                                       Premises. Section 1.02 of the Lease is hereby amended by deleting the fourth sentence thereof and replacing it with the following:

“After the Commencement Date for the Additional Premises, the “Rentable Square Footage of the Premises” shall be deemed and agreed to be 54,378 rentable square feet.”

b.                                      Additional Premises. Section 1.04 of the Lease is hereby deleted in its entirety and replaced with the following:

“1.04	“Additional Premises” shall be deemed and agreed to be 18,531 rentable square feet located on the 18th floor of the Building, as more particularly shown on Exhibit A-4 attached hereto.”

c.                                       Base Rent. In Section 1.05 of the Lease, the subsection thereof in which the Monthly Base Rent for the Additional Premises is defined is hereby deleted and replaced with “$67,174.88”.

d.                                      Exhibit A-4. The Lease is hereby amended by deleting Exhibit A-4 attached thereto and replacing it with Exhibit A-4 attached to this Amendment.

4.                                       Tenant’s Pro Rata Share. As of the Effective Date, Tenant’s Pro Rata Share shall be deemed and agreed to be 9.8381%.

5.                                       Initial Alterations Allowance. For purposes of clarity in Section 4.03 of the Lease, Landlord shall not be obligated to disburse more than Three Million Five Hundred Thirty-Four Thousand Five Hundred Seventy and 00/100 ($3,534,570.00) Dollars for the Initial Alterations Allowance, which amount represents the sum of (i) Two Million Three Hundred Thirty Thousand Fifty-Five and 00/100 ($2,330,055.00) Dollars, the portion of the Initial Alterations Allowance applicable to the Initial Premises, and (ii) One Million Two Hundred Four Thousand Five Hundred Fifteen and 00/100 ($1,204,515.00) Dollars, the portion of the Initial Alterations Allowance applicable to the Additional Premises as defined in this Amendment.

6.                                       IT Allowance. For purposes of clarity in Section 4.04 of the Lease, Landlord shall not be obligated to disburse more than Five Hundred Forty-Three Thousand Seven Hundred Eighty and 00/100 ($543,780.00) Dollars for the IT Allowance, which amount represents the sum of (i) Three Hundred Fifty-Eight Thousand Four Hundred Seventy and 00/100 ($358,470.00) Dollars, the portion of the IT Allowance applicable to the Initial Premises, and (ii) One Hundred Eight Five Thousand Three Hundred Ten and 00/100 ($185,310.00) Dollars, the portion of the IT Allowance applicable to the Additional Premises as defined in this Amendment.

7.                                       Generator Reimbursement. In accordance with Section 32.11 of the Lease, Tenant shall reimburse Landlord $210,015.00 of the Generator Costs within thirty (30) days of Tenant’s receipt of a proper invoice from Landlord for such amount.

8.                                       Ratification of Lease Provisions. Except as otherwise expressly amended, modified and provided for in this Amendment, Tenant and Landlord each hereby ratifies all of the provisions, covenants and conditions of the Lease, and such provisions, covenants and conditions shall be deemed to be incorporated herein and made a part hereof and shall continue in full force and effect.

9.                                       Entire Amendment. This Amendment contains all the agreements of the parties with respect to the subject matter hereof and supersedes all prior dealings between the parties with respect to such subject matter.

10.                                 Authority. Landlord and Tenant each warrant to the other that the person or persons executing this Amendment on its behalf has or have authority to do so and that such execution has fully obligated and bound such party to all terms and provisions of this Amendment.

11.                                 Binding Amendment. This Amendment shall be binding upon, and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

12.                                 Severability. If any clause or provision of this Amendment is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Amendment shall not be affected thereby, and that in lieu of each such clause or provision of this Amendment that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

13.                                 No Reservation. Submission of this Amendment for examination or signature is without prejudice and does not constitute a reservation, option or offer, and this Amendment shall not be effective until execution and delivery by all parties.

14.                                 Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the Effective Date first above written,

LANDLORD:

MA-100 HIGH STREET, L.L.C., a Delaware limited liability company

By:	/s/ Andrew Maher
	Name:	Andrew Maher
	Title:	Managing Director
Boston Leasing

TENANT:

INVESTMENT TECHNOLOGY GROUP, INC., a Delaware corporation

By:	/s/ P. Mats Goebels
	Name:	P. MATS GOEBELS
	Title:	managing director
general counsel and secretary

EXHIBIT A-4

OUTLINE AND LOCATION OF ADDITIONAL PREMISES

This Exhibit is attached to and made a part of the Office Lease Agreement (the “Lease”) by and between MA-100 HIGH STREET, L.L.C., a Delaware limited liability company (“Landlord”) and INVESTMENT TECHNOLOGY GROUP, INC., a Delaware corporation (“Tenant”) for space in the Building located at 150 Federal Street, Boston, Massachusetts 02110, which address is expected to be changed to 100 High Street, Boston, Massachusetts 02110 after the execution of this Lease.

[See attached plan for 18th floor.]